UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 24, 2021

SLR SENIOR INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00849	27-4288022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

Solar Senior Capital Ltd.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SUNS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2021, SLR Senior Investment Corp. (the “Company”) entered into a First Amended and Restated Trademark License Agreement (the “Amended Trademark License Agreement”) by and between the Company and SLR Capital Partners, LLC, the Company’s investment adviser (the “Adviser”). The Company entered into the Amended Trademark License Agreement in order to: (i) change the name of the Company from “Solar Senior Capital Ltd.” to “SLR Senior Investment Corp.”; (ii) change the name of the Adviser from “Solar Capital Partners, LLC” to “SLR Capital Partners, LLC”; and (iii) revise the definition of “Licensed Mark” to include both “SOLAR” and “SLR.” Capitalized terms used but defined in this Item 1.01 have the meanings ascribed to them in the Amended Trademark License Agreement.

The description above is only a summary of the material provisions of the Amended Trademark License Agreement and is qualified in its entirety by reference to the Amended Trademark License Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2021, the Company filed Articles of Amendment (the “Articles of Amendment”) for the purpose of amending its current Articles of Amendment and Restatement to change its corporate name to “SLR Senior Investment Corp.” The Articles of Amendment became effective on February 25, 2021. A copy of the Articles of Amendment filed on February 24, 2021 is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On February 24, 2021, the Company issued a press release announcing that it has changed its corporate name to “SLR Senior Investment Corp.” The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment dated February 24, 2021

10.1	First Amended and Restated Trademark License Agreement, dated February 25, 2021, by and between SLR Senior Investment Corp. and SLR Capital Partners, LLC

99.1	Press release dated February 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2021	SLR Senior Investment Corp.

	By:	/s/ Richard L. Peteka
Richard L. Peteka
Secretary